NEW PERSPECTIVE FUND, INC.

MEETING OF SHAREHOLDERS

IMPORTANT NOTICE

A meeting of shareholders of New Perspective Fund will take place on March 13, 2003.

You don't need to attend the meeting to participate. But it's important that you take a few minutes to read the enclosed material and vote your shares. You can vote by the Internet, by telephone or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope. Unless you plan to attend the meeting in person, you must respond in one of these ways in order for your vote to be counted.

No matter how many shares you own, your vote is important. Your prompt response will help reduce proxy costs -- which are paid for by the fund and its shareholders --and will also help you avoid receiving follow-up telephone calls or mailings. Voting by the Internet or telephone lowers proxy costs even further.

We encourage you to read the attached Proxy Statement in full. Mutual funds are required to obtain shareholders' approval for certain issues. As a shareholder, you have a right to vote on these issues.



IMPORTANT VOTING INFORMATION INSIDE

NEW PERSPECTIVE FUND, INC.

NOTICE OF MEETING OF SHAREHOLDERS MARCH 13, 2003

To the shareholders of New Perspective Fund, Inc.:

A meeting of shareholders of New Perspective Fund, Inc. (the "fund") will be held at the offices of the fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, March 13, 2003 at 9:15 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

 1.The election of a Board of 14 Directors.

2.   A proposal to revise certain of the fund's fundamental investment policies,

3. Ratification of the selection of PricewaterhouseCoopers LLP as independent public accountant for the fund for the fiscal year ending September 30, 2003.

The Board of Directors has fixed the close of business on December 27, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. YOU MAY REVOKE IT AT ANY TIME BEFORE ITS USE. IF YOU SIGN IT YOU WILL STILL BE ABLE TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Directors,


Vincent P. Corti
Secretary

January 15, 2003







IMPORTANT
You can help the fund avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly voting your shares by mail, telephone or the Internet. If voting by mail, please mark, sign, date and return the enclosed proxy card so that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States. To vote by telephone or the Internet please follow the instructions that appear on the enclosed insert.

NEW PERSPECTIVE FUND, INC.
333 South Hope Street, Los Angeles, California 90071

PROXY STATEMENT
MEETING OF SHAREHOLDERS MARCH 13, 2003

The enclosed proxy is solicited by the Board of Directors of the fund in connection with the meeting of shareholders to be held at the office of the fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday, March 13, 2003, at 9:15 a.m., local time.

If you complete and sign the enclosed proxy card in time to be voted at the meeting, your shares will be voted exactly as you instruct. If you simply sign the proxy card, without otherwise completing it, your shares will be voted for the below nominated trustees and in favor of all proposals. You can revoke a proxy card before its exercise, either by filling with the fund a written notification of revocation, by delivering a duly executed proxy card bearing a later date, or by attending the Meeting and voting in person. Shareholders who return proxies marked as abstaining from voting on one or more of the proposals are treated as being present at the Meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). Broker "non-votes" (i.e. proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote the shares) will be treated as abstentions. This Proxy Statement and proxy card was first mailed to shareholders on or about January 15, 2003.

The fund is a fully managed, diversified, open-end investment company that issues several different classes of shares. Each share class represents an interest in the same investment portfolio of securities, but each class has its own sales charge and expense structure (please refer to the fund's prospectus for more information). Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting. At the close of business on December 27, 2002, the record date fixed by the Board of Directors for determination of shareholders entitled to notice of and to vote at the meeting, the following were the outstanding share balances for the various classes of shares:

---------- ------------------------------- -------- -------------------------
Class              Shares outstanding      Class         Shares outstanding
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
A                                          529-E
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
B                                          529-F
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
C                                          R-1
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
F                                          R-2
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
529-A                                      R-3
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
529-B                                      R-4
---------- ------------------------------- -------- -------------------------
---------- ------------------------------- -------- -------------------------
529-C                                      R-5
---------- ------------------------------- -------- -------------------------

The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares. No person owned of record or was known by the fund to own beneficially 5% or more of the outstanding shares of the fund.

With respect to the election of directors (Proposal 1), the 14 nominees receiving the highest number of votes will be elected. The vote required to approve Proposals 2 and 3 is the affirmative vote of a majority of all shares present in person or represented by proxy.

If sufficient votes are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

PROPOSAL 1: ELECTION OF DIRECTORS

Fourteen Directors are to be elected at the meeting, each to hold office until the next meeting and until a successor is elected and qualified. Because we do not expect meetings of shareholders to be held each year, the Directors' terms will be indefinite in length. Each of the nominees for Director except Vanessa C.L. Chang, Paul G. Haaga, Jr., Jae H. Hyun, and Rozanne L. Ridgway were elected by shareholders at their last Meeting on December 1, 1999. Ms. Chang, Mr. Haaga and Amb. Ridgway were elected by the Board of Directors on March 15, 2000. The Board elected Mr. Hyun on April 19, 2002. Alan Greenway and Jon B. Lovelace, Jr., Directors since the fund's inception, are retiring from the Board.

Each of the nominees has agreed to serve as Director if elected. If any unforeseen event prevents one or more of the nominees from serving as Director, your votes will be cast (unless you have elected to withhold authority as to the election of any nominee) for the election of such person or persons as the Board of Directors shall recommend. The table below sets forth certain information regarding the nominees.

                                                           Board of Directors


--------------------- ---------- ----------- ------------------------------------------------- -----------------

                      Position   Year                                                             Number of
                      with the   first                                                          boards within
                        fund     elected a                                                      fund complex1
Name and age                     Director      Principle occupation(s) during past 5 years         on which
                                 of the                                                        Director serves
                                    fund
--------------------- ---------- ----------- ------------------------------------------------- -----------------
-----------------------------------------------------------------------------------------------------------------
"Non-interested"
Directors
-----------------------------------------------------------------------------------------------------------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
Elisabeth Allison     Director      1991     Administrative Director, ANZI, Ltd. (financial           3
56                                           publishing and consulting); Publishing
                                             Consultant, Harvard Medical School; former
                                             Senior Vice President, Planning and
                                             Development, McGraw Hill, Inc.
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
Vanessa C.L. Chang    Director      2000     Chief Executive Officer, ResolveItNow.com                1
50                                           (insurance related internet company); former
                                             Senior Vice President, Secured Capital
                                             Corporation; former Partner, KPMG Peat Marwick
                                             LLP
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
Robert A. Fox         Director      1979     Managing General Partner, Fox Investments LP;            7
65                                           Professor and Executive in Residence,
                                             University of California, Davis; former
                                             President and Chief Executive Officer, Foster
                                             Farms
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
Jae H. Hyun           Director      2002     Chairman, Tong Yang Group                                1
53
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
Koichi Itoh           Director      1994     Managing Director, Itoh Associates, Ltd.;                3
62                                           former President, Autosplice KK; former
                                             President and Chief Executive Officer, IMPAC
                                             (management consulting services); former
                                             Managing Partner, VENCA Management (venture
                                             capital)
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
William H. Kling      Director      1987     President, American Public Media Group                   6
60
--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
John G. McDonald      Director      1978     The IBJ Professor of Finance, Graduate School            8
65                                           of Business, Stanford University

--------------------- ---------- ----------- ------------------------------------------------- -----------------
--------------------- ---------- ----------- ------------------------------------------------- -----------------
William I. Miller5    Director      1992     Chairman of the Board, Irwin Financial                   3
46                                           Corporation
--------------------- ---------- ----------- ------------------------------------------------- -----------------










--------------------- -------------------------------------------




Name and age             Other directorships2 held by Director


--------------------- -------------------------------------------
-----------------------------------------------------------------
"Non-interested"
Directors
-----------------------------------------------------------------
--------------------- -------------------------------------------
Elisabeth Allison     None
56



--------------------- -------------------------------------------
--------------------- -------------------------------------------
Vanessa C.L. Chang    None
50



--------------------- -------------------------------------------
--------------------- -------------------------------------------
Robert A. Fox         Crompton Corporation
65



--------------------- -------------------------------------------
--------------------- -------------------------------------------
Jae H. Hyun           Southeast Asia Cement Holding, Inc.; Tong
53                    Yang Cement Corp.; Tong Yang Merchant Bank
--------------------- -------------------------------------------
--------------------- -------------------------------------------
Koichi Itoh           None
62




--------------------- -------------------------------------------
--------------------- -------------------------------------------
William H. Kling      Irwin Financial Corporation; St. Paul
60                    Companies
--------------------- -------------------------------------------
--------------------- -------------------------------------------
John G. McDonald      Plum Creek Timber Co.; Scholastic
65                    Corporation; iStar Financial, Inc.;
                      Varian, Inc.; Capstone Turbine Corp.
--------------------- -------------------------------------------
--------------------- -------------------------------------------
William I. Miller5    Cummins Engine Company, Inc.; Tennant
46                    Company
--------------------- -------------------------------------------




                                                           Board of Directors


--------------------- ------------- ---------- ----------------------------------------------- -----------------

                                    Year                                                          Number of
                                    first                                                       boards within
                        Position    elected                                                     fund complex1
Name and age            with the    a           Principle occupation(s) during past 5 years        on which
                          fund      Director                                                   Director serves
                                    of the
                                      fund
--------------------- ------------- ---------- ----------------------------------------------- -----------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Kirk P. Pendleton     Director        1996     Chairman/Chief Executive Officer, Cairnwood,           6
63                                             Inc. (venture capital investment)
--------------------- ------------- ---------- ----------------------------------------------- -----------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Rozanne L. Ridgway    Director        2000     Chair, Baltic-American Enterprises Fund;               1
67                                             former
                                               Co-Chair, Atlantic Council of the United
                                               States
--------------------- ------------- ---------- ----------------------------------------------- -----------------
-----------------------------------------------------------------------------------------------------------------
"Interested" Directors3
-----------------------------------------------------------------------------------------------------------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Gina H. Despres       President       1991     Senior Vice President, Capital Research and            4
61                    and Director             Management Company; Vice President, Capital
                                               Strategy Research, Inc.4
--------------------- ------------- ---------- ----------------------------------------------- -----------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Paul G. Haaga, Jr.    Director        2000     Executive Vice President and Director,                 17
54                                             Capital Research and Management Company;
                                               Director, American Funds Distributors, Inc.4
--------------------- ------------- ---------- ----------------------------------------------- -----------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Gregg E. Ireland      Director        1991     Senior Vice President, Capital Research and            1
52                    and                      Management Company
                      Executive
                      Vice
                      President
--------------------- ------------- ---------- ----------------------------------------------- -----------------
--------------------- ------------- ---------- ----------------------------------------------- -----------------
Walter P. Stern       Chairman of     1973     Vice Chairman, Capital Group International,            1
74                    the Board                Inc.4; Chairman, Capital International, Inc.4
--------------------- ------------- ---------- ----------------------------------------------- -----------------






--------------------- -------------------------------------------




Name and age             Other directorships2held by Director



--------------------- -------------------------------------------
--------------------- -------------------------------------------
Kirk P. Pendleton     York Group, Inc.
63
--------------------- -------------------------------------------
--------------------- -------------------------------------------
Rozanne L. Ridgway    Boeing; Emerson Electric; Manpower, Inc.;
67                    Sara Lee Corporation; 3M Corporation


--------------------- -------------------------------------------
-----------------------------------------------------------------
"Interested" Directors
-----------------------------------------------------------------
--------------------- -------------------------------------------
Gina H. Despres       None
61

--------------------- -------------------------------------------
--------------------- -------------------------------------------
Paul G. Haaga, Jr.    None
54

--------------------- -------------------------------------------
--------------------- -------------------------------------------
Gregg E. Ireland      None
52



--------------------- -------------------------------------------
--------------------- -------------------------------------------
Walter P. Stern       None
74
--------------------- -------------------------------------------






     1 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
     2 These include all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
     3 "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
     4 Company affiliated with Capital Research and Management Company.
     5 May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

                                    Compensation and fund ownership


                 Aggregate compensation/1/ (including               Aggregate compensation (incuding
                 voluntarily deferred compensation/2/) from         voluntarily deferred compensation/2/)
                 the fund during fiscal year ended September 30,    from all funds managed by Capital
                 2002                                               Research and management Company or
                                                                    its affiliates/3/ during fiscal yaer ended
 Name                                                               September 30, 2002
  "Non-interested"
 Directors
 Elisabeth Allison                   $31,000                        $77,834
 Vanessa C.L. Chang                  $31,000                        $31,000
 Robert A. Fox                       $29,0005                      $184,8345
 Jae H. Hyun                         $18,000                        $18,000
 Koichi Itoh                         $32,0005                       $78,8345
 William H. Kling                    $30,0005                      $126,5845
 John G. McDonald                    $30,0005                      $266,3345
 William I. Miller                   $28,5005                       $69,3345
 Kirk P. Pendleton                   $32,0005                      $162,8345
 Rozanne L. Ridgway                  $26,5005                       $26,5005


                Dollar range/4/ of fund                            Aggregate dollar range/4/ of
                shares owned as of                                 shares owned in all funds
                December 27, 2002                                  within the American funds
                                                                   overseen by Director
 Name
  "Non-interested"
 Directors
 Elisabeth Allison
 Vanessa C.L. Chang
 Robert A. Fox
 Jae H. Hyun
 Koichi Itoh
 William H. Kling
 John G. McDonald
 William I. Miller
 Kirk P. Pendleton
 Rozanne L. Ridgway



                                    Compensation and fund ownership

                Aggregate compensation/1/ (including               Aggregate compensation (incuding
                voluntarily deferred compensation/2/) from         voluntarily deferred compensation/2/)
                the fund during fiscal year ended September 30,    from all funds managed by Capital
                2002                                               Research and management Company or
                                                                   its affiliates/3/ during fiscal yaer ended
                                                                   September 30, 2002
 Name
 "Iinterested" Directors6
 Gina H. Despres                      None7                          None7
 Paul G. Haaga, Jr.                   None7                          None7
 Gregg E. Ireland                     None7                          None7
 Walter P. Stern                      None7                          None7


                Dollar range/4/ of fund                            Aggregate dollar range/4/ of
                shares owned as of                                 shares owned in all funds
                December 27, 2002                                  within the American funds
                                                                   overseen by Director



 Name
 "Iinterested" Directors6
 Gina H. Despres
 Paul G. Haaga, Jr.
 Gregg E. Ireland
 Walter P. Stern





     1 Each "non-interested" Director is paid an annual fee of $23,000 plus
       $1,000 for each Board of Directors meeting attended and $500 for each meeting attended as a member of a committee of the Board.
     2 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in the American Funds as designated by the Directors.
     3 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
     4 Ownership disclosure is made using the following ranges: None; $1 -
       $10,000; $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The
       amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
     5 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2002 fiscal year for participating Directors is as follows: Robert A. Fox ($294,590), Koichi Itoh ($135,517), William H. Kling ($173,442), John
       G. McDonald ($244,116), William I. Miller ($127,784), Kirk P. Pendleton ($129,665) and Amb. Rozanne L. Ridgway ($47,304). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
     6 "Interested persons" within the meaning of the Investment Company Act of 1940 on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
     7 No compensation is paid by the fund to any Director who is affiliated with the Investment Adviser.

The fund has an Audit Committee comprised of Elisabeth Allison, Vanessa C.L. Chang, Jae H. Hyun and Kirk P. Pendleton. The function of the Committee includes such specific matters as recommending the independent accountant to the Board of Directors, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Directors and/or the Committee.

The fund has a Nominating Committee comprised of Robert A. Fox, John G. McDonald, William I. Miller, and Amb. Rozanne L. Ridgway. The Committee's functions include selecting and recommending to the Board of Directors nominees for election as directors of the fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee. See also "Shareholder Proposals."

The fund has a Contracts Committee comprised of all directors who are not considered to be "interested persons" of the fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and service agreement, principal underwriting agreements and the plans of distribution under rule 12b-1 that the fund proposes to enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters.

The fund has an Advisory Board currently composed of 11 persons, all of who were appointed by the Board of Directors. These individuals are, in the judgment of the Board of Directors, knowledgeable about political and economic matters. In addition to holding meetings from time to time with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, may consult from time to time with the Investment Adviser. Member of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management.

There were five Board of Directors, four Audit Committee, two Nominating Committee and two Contracts Committee meetings during the year ended September 30, 2002. All incumbent directors attended at least 75% of all Board meetings and meetings of the committees of which they were members.

                                 Other officers

------------------------------------ ---------------------------------------------------------- -------------
Name                                                                                              Officer
(position with fund)                                                                            continuously
and age                                                Principal occupation1                       since2
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Darcy B. Kopcho                      Director, Capital Research and Management Company;             1996
(Senior Vice President)              President and Director, Capital Research Company3;
49                                   Director, Capital International, Inc.3; Director, The
                                     Capital Group Companies, Inc.3
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Robert W. Lovelace                   Chairman and Principal Executive Officer, Capital              2001
(Senior Vice President)              Research Company3; Director, American Funds
40                                   Distributors, Inc.3 ; Senior Vice President, Capital
                                     Research and Management Company; Director, The Capital
                                     Group Companies, Inc.3
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Catherine M. Ward                    Senior Vice President and Director, Capital Research and       1991
(Senor Vice President)               Management Company; Director, American Funds Service
55                                   Company3; Secretary and Director, Capital Group
                                     Research, Inc.3; Director, The Capital Group Companies,
                                     Inc.3
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Timothy P. Dunn                      Senior Vice President, Capital Research Company3; Vice         2000
(Vice President)                     President, Capital Research and Management Company
41
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Jonathan O. Knowles                  Executive Vice President and Director, Capital Research        1998
(Vice President)                     Company3
41
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Vincent P. Corti                     Vice President - Fund Business Management Group, Capital       1984
(Secretary)                          Research and Management Company
46
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
R. Marcia Gould Vice President - Fund Business Management Group, Capital 1993
(Treasurer) Research and Management Company
48
------------------------------------ ---------------------------------------------------------- -------------
------------------------------------ ---------------------------------------------------------- -------------
Dayna G. Yamabe                      Vice President - Fund Business Management Group, Capital       1998
(Assistant Treasurer)                Research and Management Company
35
------------------------------------ ---------------------------------------------------------- -------------



 1The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.
 2Officers hold office until their respective successors are elected, or until they resign or are removed. 3Company affiliated with Capital Research and Management Company.

No officer, director or employee of the Investment Adviser receives any remuneration from the fund. All directors and officers as a group owned beneficially fewer than 1% of the fund's shares outstanding on December 27, 2002.

PROPOSAL 2: APPROVAL OF THE REVISION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

INTRODUCTION AND SUMMARY

The fund is subject to investment restrictions, which establish percentage and other limits that govern its investment activities. Under the 1940 Act, investment restrictions relating to certain activities are required to be "fundamental," which means that any changes require shareholder approval. Investment companies, including the fund, are permitted to designate additional restrictions as fundamental. They may also adopt "non-fundamental" investment restrictions, which may be changed by the fund's Board of Directors without shareholder approval.

Some of the fund's existing fundamental investment restrictions reflect regulatory, business or industry conditions, practices or requirements that have changed or no longer exist. With the passage of time, the development of new practices, and changes in regulatory standards, management believes certain fundamental restrictions should be revised, eliminated or reclassified as non-fundamental.

The Board of Directors, together with the fund's senior officers, have analyzed the current fundamental investment restrictions, and have concluded that two restrictions should be amended. The restrictions would be revised but remain fundamental.

The proposed investment restrictions have been drafted to maintain important investor protections while providing flexibility to respond to future legal, regulatory and market changes. By reducing the number of policies that can be changed only by shareholder vote, the Board of Directors and the fund will have greater flexibility to modify fund policies, as appropriate, in response to changing markets and in light of new investment opportunities and instruments. The fund will then be able to avoid the costs and delays associated with a shareholder meeting when making changes to the non-fundamental investment policies that the Board of Directors may consider desirable.

IMPORTANTLY, THE PROPOSED AMENDMENTS DO NOT AFFECT THE INVESTMENT OBJECTIVES OF YOUR FUND, WHICH REMAIN UNCHANGED. MOREOVER, THE BOARD DOES NOT ANTICIPATE THAT THE CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, WILL CHANGE TO A MATERIAL DEGREE THE LEVEL OF INVESTMENT RISK ASSOCIATED WITH AN INVESTMENT IN THE FUND.

The text of each proposed change to the fund's fundamental restrictions is set forth below. Shareholders may vote for any or all of the changes that are the subject of Proposal 2.

RESTRICTIONS PROPOSED TO BE REVISED BUT REMAIN FUNDAMENTAL

2A.      LENDING ACTIVITIES

Under the 1940 Act, the fund is required to have a fundamental restriction addressing its lending activities. These activities are also subject to certain restrictions. Under the 1940 Act, loans of securities and other assets are generally permitted up to 33-1/3% of a fund's total assets. The fund's current fundamental policy states that the fund may not make loans, except by making time or demand deposits with banks or by purchasing a portion of an issue of bonds, debentures, commercial paper or other debt securities at original issue or otherwise.

Under the revised fundamental policy, the fund would be permitted to lend securities or make loans up to 15% of total assets. However, a non-fundamental policy would be adopted stating that the fund has no current intention to lend portfolio securities. As such, the fund would have the flexibility to invest, consistent with its investment objectives, in loans, loan participations, and other forms of direct debt instruments. Direct debt instruments are interests in amounts owed to lender or lending syndicates or other parties. As the beneficial owner of a direct debt instrument, the fund would be entitled to receive payments of principal, interest and any fees to which it is entitled. If the fund acquires an indirect interest in a loan (e.g., a loan participation), the fund would be entitled to receive these payments only from the lender selling the participation. The fund generally would have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan. It would be subject to the credit risk of both the borrower and the lender selling the participation.

         Current Text [fundamental policy]

         [The fund may not ...] lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan.

          Proposed Text [fundamental policy]

          [The fund may not ...] lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

          Proposed Text [non-fundamental policy]

          The fund does not currently intend to lend portfolio securities.

 2B.     BORROWING

The 1940 Act, the rules thereunder, Securities and Exchange Commission ("SEC") or SEC staff interpretations of the 1940 Act or the rules, and exemptive relief granted by the SEC under the 1940 Act, together allow mutual funds to issue "senior securities" and borrow money in certain circumstances. A senior security is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of a fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a mutual fund from issuing senior securities with the exception of certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that might otherwise be considered to create senior securities or leverage. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions) may technically be considered senior securities, but are permitted investments as long as certain collateral requirements designed to protect shareholders are met.

The 1940 Act also generally permits mutual funds to borrow money from banks and engage in other transactions that create leverage within certain prescribed limits and provided certain requirements are met. A fund can generally borrow an amount equal to 33 1/3% of its total assets. The fund currently has a fundamental restriction on borrowing which is more restrictive than the limitations imposed by the 1940 Act. The proposed restriction would provide the fund with the flexibility to borrow money up to the limits prescribed by law, in order to meet redemption requests and without being forced to sell portfolio securities at possibly disadvantageous prices. The proposed restriction would also permit the fund to borrow money for the purpose of investing in additional securities. However, a non-fundamental policy would be adopted stating that the fund will only borrow for temporary or emergency purposes and not for investment in securities (also known as "leverage").


         Current Text  [fundamental policy]

         [The fund may not ...] borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment securities.

         Proposed Text [fundamental policy]

         [The fund may not ...] issue senior securities or borrow money, except as permitted by the Investment Company Act of 1940, as amended or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.

         Proposed Text [non-fundamental policy]

         The fund will only borrow for temporary or emergency purposes and not for investment in securities.


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THESE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS.

PROPOSAL 3: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003

Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not "interested persons" of the fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the fund for the fiscal year ending September 30, 2003. PwC has served as the fund's independent accountants since the fund's inception. No representative of PwC is expected to attend the meeting of shareholders.

The Audit Committee of the Board of Directors of the fund has discussed with PwC representatives the independence of PwC from the fund and its management, including the matters disclosed in the letter from PwC required by Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

Securities and Exchange Commission rules require the disclosure of professional fees for audit and non-audit services billed to the fund, the investment adviser and affiliates of the investment adviser providing services to the fund (together, "Covered Entities"), during the fund's fiscal year ended September 30, 2002, as follows:

AUDIT FEES: Aggregate fees billed by PwC for professional services rendered for the audit of the fund's annual financial statements during the period were $XXXX.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: PwC did not render any professional services relating to financial information systems design and implementation to Covered Entities during the period.

ALL OTHER FEES: PwC's billings for tax services rendered to the fund during the period were $XXX. Aggregate fees billed by PwC for all other professional services rendered to Covered Entities during the period were $XXXXX. These fees relate to assistance with X.

The amounts shown above do not include amounts paid for audit and non-audit services (including tax services) rendered to other mutual funds within the American Funds. Billings for these services during the fund's fiscal year ended September 30, 2002 totaled $X.

PwC renders audit and audit related services on a global basis to certain affiliates of the investment adviser's parent company. Aggregate billings for these services totaled approximately $X during the fund's fiscal year ended September 30, 2002.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Neither the persons named in the enclosed proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders meeting should be submitted to the Secretary of the fund, at the fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

GENERAL INFORMATION

Capital Research and Management Company is the investment adviser to the fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

The enclosed proxy is solicited by and on behalf of the Board of Directors of the fund. The fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain officers and directors of the fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL, TELEPHONE OR THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

You may obtain a copy of the fund's most recent annual report and semi-annual report without charge, by writing to the Secretary of the fund at 333 South Hope Street, 55th Floor, Los Angeles, CA 90071, or by telephoning 800/421-0180. These requests will be honored within three business days of receipt.

By order of the Board of Directors,


Vincent P. Corti
Secretary

January 15, 2003

(This page intentionally left blank.)

The right choice for the long termSM



Printed on recycled paper.


THE CAPITAL GROUP COMPANIES
American Funds     Capital Research and Management      Capital International
Capital Guardian   Capital Bank and Trust




PROXY CARD
[logo - American Funds (sm)]



                              NEW PERSPECTIVE FUND

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF SHAREHOLDERS TO BE HELD MARCH 13, 2003


The undersigned hereby appoints Vincent P. Corti, Gina H. Despres and Walter P. Stern, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday March 13, 2003 at 9:15 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-235-4298
CONTROL NUMBER: 999 9999 9999 999



CAPITAL BANK AND TRUST COMPANY AS TRUSTEE

/s/ Thomas J. Hamblin

AUTHORIZED OFFICER


Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

-------------
Signature

-------------
Signature of joint owner, if any

-------------
Date


NPF_12899

PROXY CARD
[logo- American Funds (sm)]


                              NEW PERSPECTIVE FUND

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE MEETING OF SHAREHOLDERS TO BE HELD MARCH 13, 2003


The undersigned hereby appoints Vincent P. Corti, Gina H. Despres and Walter P. Stern, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the office of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Thursday March 13, 2003 at 9:15 a.m., on all matters coming before the meeting.

PLEASE EXECUTE, SIGN AND RETURN THIS PROXY. WHEN PROPERLY EXECUTED, IT WILL BE VOTED EXACTLY AS YOU INSTRUCT. IF YOU SIGN AND RETURN THIS PROXY, WITHOUT OTHERWISE COMPLETING IT, YOUR SHARES WILL BE VOTED FOR THE PROPOSALS.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-235-4298
CONTROL NUMBER: 999 9999 9999 999

Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

-------------
Signature

-------------
Signature of joint owner, if any

-------------
Date

NPF_12899

                              NEW PERSPECTIVE FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [graphic: filled in box]

1.   ELECTION OF DIRECTORS:

01   Elisabeth Allison     02   Vanessa C.L. Chang     03   Gina H. Despres
04   Robert A. Fox         05   Paul G. Haaga, Jr.     06   Jae H. Hyun
07   Gregg E. Ireland      08   Koichi Itoh            09   William H. Kling
10   John G. McDonald      11   William I. Miller      12   Kirk P. Pendleton
13   Rozanne L. Ridgway    14   Walter P. Stern


    FOR ALL         [GRAPHIC BOX]
    WITHHOLD ALL    [GRAPHIC BOX]
    FOR ALL EXCEPT  [GRAPHIC BOX]

     To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.

    --------------------------------------------------------------------

2. REVISION TO CERTAIN FUNDAMENTAL POLICIES:     FOR    AGAINST     ABSTAIN

A. Lending activities
B. Borrowing and senior securities

3. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.

In their discretion, upon other matters as may properly come before the meeting.




                                    IMPORTANT


                    Shareholders can help the Fund avoid the
                        necessity and expense of sending
                          follow-up letters by promptly
                        signing and returning this Proxy.


             PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING